UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2018
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Commission file number 001-34789 (Hudson Pacific Properties, Inc.)
Commission file number: 333-202799-01 (Hudson Pacific Properties, L.P.)
Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland (State or other jurisdiction of incorporation or organization)	27-1430478 (I.R.S. Employer Identification Number)
Hudson Pacific Properties, L.P.	Maryland (State or other jurisdiction of incorporation or organization)	80-0579682 (I.R.S. Employer Identification Number)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-5700
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc. (the “Company”), a Maryland corporation, and Hudson Pacific Properties, L.P. (the “Operating Partnership”), a Maryland limited partnership of which the Company serves as the sole general partner.

Item 1.01    Entry into a Material Definitive Agreement.
On March 13, 2018, the Operating Partnership, as borrower, entered into a Third Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”) with each of the financial institutions party thereto, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner and Smith Incorporated, as active lead arrangers and joint bookrunners, U.S. Bank National Association and KeyBanc Capital Markets, Inc., as joint lead arrangers, Bank of America, N.A., as syndication agent, KeyBanc Capital Markets, Inc., U.S. Bank National Association, Goldman Sachs Bank USA, Morgan Stanley Bank, National Association, Barclays Bank PLC, Royal Bank of Canada, and Fifth Third , an Ohio banking corporation, as documentation agents. The Amended and Restated Credit Agreement amends and restates and replaces (i) the Operating Partnership’s existing Second Amended and Restated Credit Agreement, entered into on March 31, 2015 (the “Prior Credit Agreement”), which governs its existing $400 million unsecured revolving credit facility, $300 million unsecured 5-year term loan facility and $350 million unsecured 7-year term loan facility, and (ii) the Operating Partnership’s Term Loan Credit Agreement, entered into on November 17, 2015 (together with the Prior Credit Agreement, the “Existing Credit Agreements”), which governs its $75 million unsecured 5-year term loan facility and $125 million unsecured 7-year term loan facility.
The Amended and Restated Credit Agreement provides for (i) the increase of the Operating Partnership’s revolving credit facility to $600 million and the extension of the term to March 13, 2022 (four years from closing) and (ii) term loans in amount and tenor equal to the term loans outstanding under the Existing Credit Agreements ($300 million term loan A maturing April 1, 2020, $350 million term loan B maturing April 1, 2022, $75 million term loan C maturing November 17, 2020, and $125 million term loan D maturing November 17, 2022). Subject to certain conditions, the Operating Partnership has the option to extend the maturity date of the revolving credit facility for one additional year and/or term loan A for two additional one-year periods. Proceeds under the revolving credit facility will be used: (a) for the payment of pre-development and development costs incurred in connection with properties owned by the Operating Partnership or any subsidiary; (b) to finance acquisitions otherwise permitted under the Amended and Restated Credit Agreement; (c) to finance capital expenditures and the repayment of indebtedness of the Company, the Operating Partnership and its subsidiaries; (d) to provide for the general working capital needs of the Company, the Operating Partnership and its subsidiaries and for other general corporate purposes of the Company, the Operating Partnership and its subsidiaries; and (e) to pay fees and expenses incurred in connection with the Amended and Restated Credit Agreement. Proceeds from the term loans were used to refinance the term loans outstanding under the Existing Credit Agreements.
The Company is the guarantor of the obligations of the Operating Partnership under the Amended and Restated Credit Agreement. If the Company fails to maintain a credit rating of at least BBB- from S&P or Baa3 from Moody’s, or in certain other limited circumstances, the subsidiaries of the Company that own unencumbered properties will also be required to become guarantors under the Amended and Restated Credit Agreement. Subject to the satisfaction of certain conditions and lender commitments, the Operating Partnership may increase the availability of the facilities under the Amended and Restated Credit Agreement so long as the aggregate commitments under the facilities do not exceed $2.0 billion.
For borrowings under the revolving credit facility, the Operating Partnership may elect to pay interest at a rate equal to either LIBOR plus 105 basis points to 150 basis points per annum or a specified base rate plus 10 basis points to 50 basis points per annum, depending on the Company’s leverage ratio. For (i) term loan A, term loan B and term loan D, the Operating Partnership may elect to pay interest at a rate equal to either LIBOR plus 120 basis points to 170 basis points per annum or a specified base rate plus 20 basis points to 70 basis points per annum, depending on the Company’s leverage ratio and (ii) for term loan C, the Operating Partnership may elect to pay interest at a rate equal to either LIBOR plus 130 basis points to 220 basis points per annum or a specified base rate plus 30 basis points to 120 basis points per annum, depending on the Company’s leverage ratio. If the Company maintains a credit rating for its senior unsecured long-term indebtedness, the Operating Partnership may make an irrevocable election to change the interest rate (i) for the revolving credit facility, to a rate equal to either LIBOR plus 82.5 basis points to 155 basis points per annum or the specified base rate plus zero basis points to 55 basis points per annum, depending on the credit rating, (ii) for term loan A, term loan B and term loan D, to a rate equal to either LIBOR plus 90 basis points to 175 basis points per annum or the specified base rate plus zero basis points to 75 basis points per annum, depending on the credit rating, and (iii) for term loan C, to a rate equal to either LIBOR plus 90 basis points to 185 basis points per annum or the specified base rate plus zero basis points to 85 basis points per annum, depending on the credit rating.
The Operating Partnership has the right to terminate or reduce unused commitments under any facility without penalty or premium. The revolving credit facility is subject to a facility fee in an amount equal to the Operating Partnership’s revolving credit commitments (whether or not utilized) multiplied by a rate per annum equal to 15 basis points to 30 basis points, depending on the Operating Partnership’s leverage ratio, or, if the Operating Partnership makes the credit rating election, in an amount equal to the aggregate amount of the Operating Partnership’s revolving credit commitments (whether or not utilized) multiplied by a rate per annum equal to 12.5 basis points to 30 basis points, depending upon the credit rating. Unused amounts under the facility are not subject to a separate fee.
The amount available to borrow under the Amended and Restated Credit Agreement remains subject to compliance with a number of customary restrictive covenants contained therein, including financial covenants. The Amended and Restated Credit Agreement also includes certain limitations on dividend payouts and distributions, and other customary affirmative and negative covenants. The covenants in the Amended and Restated Credit Agreement, including the financial covenants, are substantially the same as those in the Existing Credit Agreement.
The above summary of the Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1
Third Amended and Restated Credit Agreement, dated as of March 13, 2018, by and among Hudson Pacific Properties, L.P., as borrower, each of the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner and Smith Incorporated, as active lead arrangers and joint bookrunners, U.S. Bank National Association and KeyBanc Capital Markets, Inc., as joint lead arrangers, Bank of America, N.A., as syndication agent, KeyBanc Capital Markets, Inc., U.S. Bank National Association, Goldman Sachs Bank USA, Morgan Stanley Bank, National Association, Barclays Bank PLC, Royal Bank of Canada, and Fifth Third , an Ohio banking corporation, as documentation agents.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson Pacific Properties, Inc.
Date:	March 19, 2018	By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer
Hudson Pacific Properties, L.P.
		By:	Hudson Pacific Properties, Inc.
Its General Partner
		By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Third Amended and Restated Credit Agreement, dated as of March 13, 2018, by and among Hudson Pacific Properties, L.P., as borrower, each of the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner and Smith Incorporated, as active lead arrangers and joint bookrunners, U.S. Bank National Association and KeyBanc Capital Markets, Inc., as joint lead arrangers, Bank of America, N.A., as syndication agent, KeyBanc Capital Markets, Inc., U.S. Bank National Association, Goldman Sachs Bank USA, Morgan Stanley Bank, National Association, Barclays Bank PLC, Royal Bank of Canada, and Fifth Third, an Ohio banking corporation, as documentation agents.